PROMISSORY NOTE

and

SECURITY AGREEMENT

$___________

____________

Amount

Date

For  value  received,  the  undersigned  maker  (“Maker”),  whose  address  is  420  Lexington  Avenue,  Suite  1718,  New

York,  NY  10170,  promises  to  pay  to  the  order  of  ____________  (“Lender”),  whose  address  is  912  Fifth  Avenue,

#5A,  New  York,  NY  10035,  the  principal  sum  of  ___________  Dollars  ($_______)  together  with  all  interest accrued  from  the  date  of  execution  of  the  Note  at  the  rate  of  3.25  percent  (3.25%)  per  annum  upon  the  unpaid principal balance until the principal balance is paid in full,  payable in U.S. Dollars at the  Lender’s address set  forth

above,  or  at  such  other  address  as  Lender  may  designate.    The  principle  sum  and  all  accrued  interest  will  be payable in full upon ten (10) days notice of demand from Lender.

If  an  event  of  default  shall  occur,  neither  the  failure  of  the  Lender  to  promptly  exercise  its  right  to  declare  the

outstanding principal and accrued   but unpaid interest hereunder to be immediately due and payable, nor the failure to  exercise  any other  right  or  remedy the  Lender  may  have  for  default,  nor  the  acceptance  by the  Lender  of  late  or partial  payments  shall  constitute  a  waiver  of  such  rights  in  connections  with  any  future  default  on  the  part  of  the undersigned or any other person who may be liable hereunder.

This Note is to be construed and enforced according to the laws  of the state of New York.

This  Note  is  secured  by  the  Maker’s  accounts  receivable  and  Maker  hereby  grants  Lender  a  security  interest,  pari passu with other lenders, in all such accounts receivable.

In  order  to  perfect  a  security  interest  in  the  accounts  receivable,  the  Maker,  if  and  when  requested  by  the  Lender,

agrees to execute and return to the Lender appropriate UCC-l financing statements.

Maker  waives  any  right  of  exemption  and  waives  presentment,  protest  and  demand,  notice  of  protest,  demand,

and/or dishonor and nonpayment of this Note.

Maker:

Fusion Telecommunications International, Inc., a Delaware corporation

By: _________________________________

Printed Name: Gordon Hutchins, Jr., as President, COO and Acting CFO

Date: _______________